Guarantees, Commitments, and Contingencies	12 Months Ended
Dec. 31, 2024
Guarantees Commitments And Contingencies [Abstract]
Guarantees, Commitments, and Contingencies

Note 30. Guarantees, Commitments, and Contingencies

Guarantees

As of December 31, 2024, the Company had outstanding letters of credit of $116 million (December 31, 2023 – $140 million, January 1, 2023 – $129 million). Of the total outstanding letters of credit, $87 million (December 31, 2023 – $104 million, January 1, 2023 – $129 million) are funded from the RCF and $29 million (December 31, 2023 – $36 million, January 1, 2023 – nil) are funded from the $70 million LC Facility.

Commitments

The Company has purchase obligations over the next three years as follows:

2025	$539

2026	5

2027	1

Legal Proceedings

In the fourth quarter of 2024, Enerflex terminated its contract for the EH Cryo project citing a continuing Force Majeure situation and circumstances that made it impossible for Enerflex to fulfill its contractual obligations. Enerflex’s customer has commenced arbitration proceedings against the Company in connection with the EH Cryo project. Enerflex views its customer’s claims as baseless and unsubstantiated and a wrongful attempt to circumvent the Company’s rights under the contract. Enerflex is disputing the customer’s claims and has brought a counterclaim against its customer to recover amounts owing following Enerflex’s termination of the EH Cryo project contract. At December 31, 2024, the asset position associated with the EH Cryo project was $161 million.

The Company is involved in litigation and claims associated with normal operations against which certain provisions may be made in the Financial Statements.